UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[ X ] Preliminary Information Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
[     ] Definitive Information Statement

TORA TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Chapter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Preliminary Copy
TORA TECHNOLOGIES INC.
(a Nevada corporation)

INFORMATION STATEMENT
Date first mailed to stockholders: October         , 2006

205 - 1990 East Kent Avenue
Vancouver, British Columbia
V5P 4X5 Canada
(Principal Executive Offices)

We are not asking you for a proxy and you are requested not to send us a proxy.

Item 1. Information Required by Items of Schedule 14A.

a.	Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Tora in connection with the prior approval by the board of directors of Tora, and receipt by the board of approval by written consent of the holders of a majority of Tora’s outstanding shares of common stock, of a resolution to,

1.
amend Article First of the Articles of Tora Technologies Inc. by changing the name of Tora Technologies Inc. to “Makeup.com Limited”, or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of Tora Technologies Inc., to any such other name that is approved by the board of directors in its sole discretion; and

2.	amend Article Fourth of the Articles of Tora Technologies Inc. by increasing the authorized capital from 75,000,000 shares to 200,000,000 shares of common stock with a par value of $0.001 per share.

(collectively, the “Resolutions”).

Section 78.320 of the Nevada Revised Statutes and the By-laws of Tora provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

On October 18, 2006, the board of directors of Tora approved and recommended the Resolutions. Subsequently, the holders of a majority of the voting power signed and delivered to Tora written consents approving the Resolutions, in lieu of a meeting. Since the holders of the required majority of shares of common stock have approved the Resolutions, no other votes are required or necessary and no proxies are being solicited with this Information Statement.

Tora has obtained all necessary corporate approvals in connection with the Resolutions and your consent is not required and is not being solicited in connection with the approval of the Resolutions. This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

The Resolutions will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion. The Certificate of Amendment will be filed with the Secretary of State of Nevada and is expected to become effective on or about November         , 2006.

This Information Statement is dated October         , 2006 and is first being mailed to stockholders on or about October           , 2006. Only shareholders of record at the close of business on October 18, 2006 are entitled to notice of the Resolutions and to receive this Information Statement.

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Reasons for the Amendments to Articles

Management is currently negotiating with Manhattan Assets Corp. for the acquisition of Makeup Incorporated and the domain name www.makeup.com and other associated domain names. In anticipation of closing the pending transaction with Manhattan Assets Corp., Management has decided that Tora should begin the timely process of changing Tora’s name. The board of directors of Tora believes that the name change will result in Tora having a name that more accurately reflects its new business.

The amendment to the Articles of Incorporation of Tora to increase the authorized capital is being made, in part, to provide Tora with more flexibility and opportunities to conduct equity financings.

b.	Dissenters’ Right of Appraisal.

Neither the Articles and By-laws of Tora nor the Nevada Revised Statutes provide for dissenters’ rights of appraisal in connection with the Resolutions.

c.	Voting Securities and Principal Holders Thereof

As of October 18, 2006, there were 44,831,250 outstanding shares of common stock of Tora, each of which was entitled to one vote for the purpose of approving the Resolutions. Stockholders of record at the close of business on October 18, 2006 (the date of the stockholders’ written consent) were furnished copies of this Information Statement.

Tora confirms that there are no convertible securities in existence that are convertible into shares of common stock.

(i) Security Ownership of Certain Beneficial Owners (more than 5%)

To the best knowledge of Tora, the following table sets forth all persons beneficially owning more than 5% of the common stock of Tora as at October 18, 2006. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	Ralph Biggar 308 - 1880 Kent Street Vancouver, British Columbia V5P 2S7 Canada	13,608,250	30.4%
shares of common stock	Fete Enterprises S.A. Salduba Building, Third Floor 53rd East Street Urbanizacion Obarrio P.O. Box 7284, Panama 5 Republic of Panama	4,462,500	9.9%
shares of common stock	Susan Jeffs Third Floor 346 Kensington High Street London, United Kingdom, W14 8NS	3,346,275	7.5%
shares of common stock	Ulex Holdings S.A. Salduba Building, Third Floor 53rd East Street Urbanizacion Obarrio P.O. Box 7284, Panama 5 Republic of Panama	3,825,000	8.5%
shares of common stock	Silver Road Corporation Salduba Building, Third Floor 53rd East Street Urbanizacion Obarrio P.O. Box 7284, Panama 5 Republic of Panama	3,187,500	7.1%

[1] Based on 44,831,250 shares of common stock issued and outstanding as of October 18, 2006.

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(ii) Security Ownership of Management

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	Ralph Biggar 308 - 1880 Kent Street Vancouver, British Columbia V5P 2S7 Canada	13,608,250	30.4%
shares of common stock	Scott Randall 12040 - 555 Hastings Street Vancouver, British Columbia V6B 4N4 Canada	1,875,000	4.2%
shares of common stock	Directors and Executive Officers (as a group)	15,483,250	34.6%

[1] Based on 44,831,250 shares of common stock issued and outstanding as of October 18, 2006.

(iii) Changes in Control

Tora is not aware of any arrangement that may result in a change in control of Tora, with the exception that the current principal shareholder of Tora, Ralph Biggar, plans to sell all of his shares to six purchasers in separate private transactions. One of the purchasers, Manhattan Assets Corp., will acquire an aggregate 29.8% of the issued shares of common stock from Ralph Biggar and from Scott Randall, the other director of Tora, which will result in a change of control. The shares are to be purchased at a price of $0.0001 per share and be paid for from working capital of Manhattan Assets Corp.

Item 2. Statement That Proxies Are Not Solicited.

We are not asking you for a proxy and you are requested not to send us a proxy.

Item 3. Interest of Certain Persons in or Opposition to Matters to Be Acted Upon.

Holders of a majority of Tora’s outstanding shares of common stock approved the Resolutions on October 18, 2006. At that time and as of the date of this Information Statement, Ralph Biggar has a direct beneficial ownership in 13,608,250 shares of common stock in the capital of Tora; and Scott Randall has a direct beneficial ownership in 1,875,000 shares of common stock in the capital of Tora.

Management has not received any notice of opposition to the Resolutions.

Item 4. Proposals by Security Holders.

Not applicable as no proposals submitted.

By Order of the Board of Directors

/s/ Ralph Biggar
Dated: October 18, 2006                By:  Ralph Biggar - CEO & President

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